3. Deposits	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Deposits [Abstract]
Deposits

NOTE 3. DEPOSITS

As of September 30, 2020, and December 31, 2019, the Company had deposits of $-0- and $1,308,830 respectively. The $1,308,830 which was non-refundable and was intended to be credited against the purchase price of the Sunniva acquisition (referenced throughout this Report) if it had been successfully consummated. This balance was written off by the Company due to the termination of the Sunniva Purchase Agreement on June 8, 2020.

NOTE 3.	DEPOSITS

As of December 31, 2019, and December 31, 2018, the Company had deposits of $1,308,830 and $-0-, respectively. The $1,308,830 deposit is non-refundable and will be credited against the purchase price of the Sunniva acquisition (referenced throughout this Report) if it is successfully consummated.